SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2003

PHARMACIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-2516 (Commission File Number)	43-0420020 (IRS Employer Identification No.)

100 Route 206 North, Peapack, New Jersey (Address of Principal Executive Office)		07977 (Zip Code)

908-901-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.	REGULATION FD DISCLOSURE.

                     On March 25, 2003, in connection with the filing of Pharmacia’s annual report on Form 10-K for the fiscal year ended December 31, 2002, the Principal Executive Officer and Principal Financial Officer of Pharmacia submitted sworn statements to the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each statement is attached to this Form 8-K and furnished herewith, pursuant to Item 9, as Exhibit 99.1 and Exhibit 99.2.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.	Description

99.1	Certification of Principal Executive Officer, dated March 24, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).

99.2	Certification of Principal Financial Officer, dated March 20, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).

SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACIA CORPORATION
Date: March 25, 2003	By:	/s/ Don W. Schmitz

Don W. Schmitz Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Principal Executive Officer, dated March 24, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).

99.2	Certification of Principal Financial Officer, dated March 20, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).